UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – March 31, 2011

Item 1: Reports to Shareholders

Vanguard Growth and Income Fund
Semiannual Report

March 31, 2011

> For the six months ended March 31, Vanguard Growth and Income Fund returned almost 18%.

> The fund outpaced its benchmark, the S&P 500 Index, as well as the average return of its large-capitalization core fund peers for the period.

> Strong stock selection within the consumer staples and financial sectors boosted returns relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	17.67%
Admiral™ Shares	17.75
S&P 500 Index	17.31
Large-Cap Core Funds Average	16.47

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$23.98	$27.96	$0.243	$0.000
Admiral Shares	39.15	45.67	0.406	0.000

1

Chairman’s Letter

Dear Shareholder,

Most global stock markets proved resilient over the past six months, despite Japan’s devastating earthquake and tsunami and the political unrest in North Africa and the Middle East. For the six months ended March 31, 2011, the S&P 500 Index returned about 17%. Vanguard Growth and Income Fund did a bit better, outperforming both its benchmark and the average return of its peers. (The fund’s Investor Shares returned 17.67%; Admiral Shares returned 17.75%.)

The fund notched positive results in all ten market sectors for the period. However, it was the advisor’s strong stock selection in the consumer staples and financial sectors that gave the fund a slight advantage over its benchmark.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive

2

to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Market Barometer
		Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

Consumer staples and financials drove outperformance
Vanguard Growth and Income Fund seeks to outperform the Standard & Poor’s 500 Index by investing in large- and mid-capitalization U.S. companies that its advisor, Mellon Capital Management, believes are attractively valued companies with strong prospective growth in earnings and share price. The advisor follows a quantitative investment approach in its attempt to create a portfolio with a risk profile similar to that of its benchmark index but made up of stock selections that can help it to outperform the unmanaged benchmark.

This strategy paid off during the half-year: The fund modestly outpaced its benchmark and bested the average return of its peer funds by more than a full percentage point.

Holdings in consumer staples helped the fund the most in outperforming its index, with its selections returning about half a percentage point more than those in the benchmark. Stock selection in beverages and food products provided a notable boost. In financials, sizable holdings in diversified financial services firms—specifically JPMorgan Chase (+21%) and Moody’s (+37%)—added value. The fund also benefited from not holding some of the index’s weaker-performing insurance companies.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.32%	0.21%	1.26%

The fund expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratios were 0.33% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Core Funds.

4

The fund’s holdings in health care, infor-mation technology, industrials, and utilities offset some of its outperformance in other areas. Pharmaceutical stocks, including Johnson & Johnson (–3%) and Eli Lilly (–1%), were the biggest detractors.

Don’t lose sight of your long-term goals
It wasn’t long ago that investors witnessed firsthand just how temperamental the financial markets can be. Although the markets have been in recovery for a while now, the effects of the financial crisis are still being felt. And while the performance of U.S. stocks over the last six months was nothing short of impressive, we still can’t be sure what the future holds. We know only that the market will continue to experience its inevitable ups and downs.

At Vanguard, we believe that the best way to deal with the market’s volatility is to block out the short-term noise. Instead, we counsel investors to focus on creating a long-term investment plan that includes a mix of stock, bond, and money market funds that are appropriate for your goals and risk tolerance. Once you have a plan in place, it’s important to stick with it, regardless of what’s going on in the market.

With its experienced management team and broad exposure to U.S.-based companies, Vanguard Growth and Income Fund can play an important role in such a well-balanced long-term plan. And the fund’s low expenses will help you keep a larger proportion of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2011

5

Advisor’s Report

Vanguard Growth and Income Fund’s Investor Shares returned 17.67% for the six months ended March 31. The Admiral Shares returned 17.75%. The S&P 500 Index returned 17.31%, while the average return of large-cap core funds was 16.47%.

Significant market gains over the period
The S&P 500 Index has now doubled since its low in March 2009. The gyrations in stock index levels seen throughout much of 2010 as investors toggled between “risk-on” and “risk-off” states has largely abated. Since October of last year, aside from some bumps at the end of February and the first half of March, U.S. equity indexes have proceeded smoothly upward.

During the fourth quarter of last year, as the “slow but steady” improvement in the economy moved forward, the S&P 500 Index rose slightly less than 11%, driven in part by improvements in corporate earnings numbers. Investors’ search for returns may have also played a role here, as fixed income yields remained historically low during the Federal Reserve’s continuation of its “quantitative easing” program. And, while it remained below levels we would have expected 18 months into a recovery, consumer confidence showed signs of improvement. While reasons for concern remained—most notably, historically high unemployment and a real estate market that continued to deteriorate—investors seemed to feel, on balance, that there was reason for optimism.

The market continued its rise into 2011, with the S&P 500 gaining. Political unrest began to spread across the Middle East in January, troubling the markets because of its potential to disrupt oil production. However, with the resignation of Hosni Mubarak in mid-January, the situation, at least in Egypt, appeared to have come to a hopeful resolution. The violence that was widely feared was, to a considerable degree, avoided. From February 18 through March 16, markets dropped more than 6% on concerns over the deteriorating situation in other Middle Eastern countries, notably Libya, and in response to the multiple tragic events in northeastern Japan. During the final two weeks of the quarter, however, markets rallied, regaining about 4.2%, and the S&P 500 closed out the quarter up 6%.

Performance exceeded the S&P 500 benchmark for the period
The fund returned just under 18% for the period, outperforming the S&P 500 by slightly less than 50 basis points. Neither industry/sector weight differences compared with the benchmark nor differences in risk factor exposures had a significant impact on relative performance. Instead, performance was driven by stock selection within a number of industries.

Our stock selection methodology favors names with strong earnings and price momentum that we believe will continue and attractive valuation. During the period, all three of these “themes” contributed to positive benchmark-relative performance.

6

The behavioral and earnings sustainability themes slightly outperformed our valuation metrics. More generally, high beta names outperformed, as did both stocks with higher turnovers and those with lower market capitalizations.

Among top performers in the fund was coffee retailer Starbucks Corp., which rose 46% for the period. The company exceeded its first-quarter consensus earnings estimate by over 15%, and beat its prior-year first-quarter earnings by 40%. Also contributing to the fund’s outperform-ance was copper mining firm Freeport McMoRan: In an environment of rising commodity prices, its stock rose 32% during the six months, amid expectations of increased earnings as its African mines began to operate at full capacity.

The fund benefited from our underweighted position in network equipment manufacturer Cisco Systems, as the firm’s share price fell 21% during the period, lagging other computer hardware firms. In February, the firm announced fiscal second-quarter profits had declined 18%, year over year; this marked the fourth consecutive quarter of declining profits. In November of last year, Cisco Systems lowered its earnings guidance below analyst expectations, with its CEO citing “challenging economic conditions.” Our underweighting in Merck & Co. also helped relative results, as the company lagged peers for the period. In February, the company unexpectedly halted late-stage trials of its blood thinner Vorapaxar.

On the other hand, our underweighted position in Pfizer Inc., which rose 21% for the period, restrained relative performance. The firm’s share price has risen steadily since December of last year. Our over-weighting in computer printer maker Lexmark International subtracted value as well, its share price dropped 17%, lagging other computer hardware firms.

The firm announced in November both that its third-quarter financial results had fallen short of analyst expectations, and that its CEO was leaving the firm. Shares fell more than 20% in the wake of the combined messages.

Telecom equipment manufacturer Tellabs, Inc., in which we had an overweighted position, dropped 29% during the reporting period, lagging results for other electrical equipment firms. In January, Tellabs reported sales below consensus estimates, as well as diluted earnings per share below estimates. Finally, Harris Corp., also a telecom equipment manufacturer, rose 13% during the six-month period, but underperformed competitors. Our over-weighted position in the company also subtracted value on an industry-neutral basis.

7

The fund’s positioning and risk controls
We reported in a previous letter that we had completed our synthesis of the Franklin Portfolio and Mellon Capital stock selection models. As of this writing, we have also substantively completed the integration of the legacy portfolio management methodologies. We continue to expand our research agenda, making use of our now significantly enhanced, post-merger research capabilities.

Warren Chiang, CFA, Managing Director and Head of Active Equity Strategies

Langton C. Garvin, CFA, Director and Active Equity Strategist

Mellon Capital Management Corp.

April 12, 2011

8

Growth and Income Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.32%	0.21%
30-Day SEC Yield	1.69%	1.80%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	122	500	3,817
Median Market Cap	$41.0B	$50.0B	$31.4B
Price/Earnings Ratio	13.8x	16.7x	17.9x
Price/Book Ratio	2.2x	2.3x	2.3x
Return on Equity	20.0%	20.3%	18.9%
Earnings Growth Rate	6.4%	5.4%	5.9%
Dividend Yield	2.0%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	69%	—	—
Short-Term Reserves	-5.0%	—	—

The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash position was negative.

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	1.02	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Chevron Corp.	Integrated Oil &
	Gas	3.3%
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
Apple Inc.	Computer
	Hardware	2.9
AT&T Inc.	Integrated
	Telecommunication
	Services	2.8
Microsoft Corp.	Systems Software	2.8
Johnson & Johnson	Pharmaceuticals	2.5
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.3
ConocoPhillips	Integrated Oil &
	Gas	2.3
Intel Corp.	Semiconductors	2.1
Top Ten		26.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratios were 0.33% for Investor Shares and 0.22% for Admiral Shares.

9

Growth and Income Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	8.1%	10.4%	11.8%
Consumer Staples	10.1	10.2	9.2
Energy	13.0	13.3	11.8
Financials	15.4	15.8	16.2
Health Care	12.8	11.0	10.7
Industrials	10.0	11.3	11.6
Information
Technology	20.6	18.1	18.5
Materials	3.5	3.7	4.5
Telecommunication
Services	3.9	3.0	2.6
Utilities	2.6	3.2	3.1

10

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	15.07%	0.92%	2.80%
Admiral Shares	5/14/2001	15.22	1.06	2.07[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

11

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (7.9%)
	Target Corp.	1,359,200	67,974
	News Corp. Class A	3,381,424	59,378
*	Ford Motor Co.	3,277,500	48,867
	Wynn Resorts Ltd.	366,059	46,581
	VF Corp.	358,500	35,323
*	AutoZone Inc.	103,400	28,286
	Time Warner Inc.	732,000	26,132
	Kohl’s Corp.	320,734	17,012
	Limited Brands Inc.	192,300	6,323
*	DIRECTV Class A	123,500	5,780
*	O’ReillyAutomotive Inc.	98,976	5,687
	Carnival Corp.	65,200	2,501
	Gannett Co. Inc.	126,274	1,923
			351,767
Consumer Staples (10.1%)
	Kroger Co.	2,715,600	65,093
	Dr Pepper Snapple
	Group Inc.	1,733,400	64,413
	Coca-Cola
	Enterprises Inc.	2,270,800	61,993
	Philip Morris
	International Inc.	844,100	55,398
	Wal-Mart Stores Inc.	749,800	39,027
	CVS Caremark Corp.	1,125,600	38,631
	Colgate-Palmolive Co.	399,300	32,247
	Walgreen Co.	518,373	20,807
	Tyson Foods Inc. Class A	949,100	18,213
	Hormel Foods Corp.	582,600	16,220
	Procter & Gamble Co.	222,900	13,731
*	Constellation Brands Inc.
	Class A	676,788	13,725
	Hershey Co.	143,711	7,811
			447,309
Energy (12.9%)
	Chevron Corp.	1,353,500	145,407
	ExxonMobil Corp.	1,192,536	100,328
	ConocoPhillips	1,254,400	100,176
	Devon Energy Corp.	702,400	64,459

			Market
			Value
		Shares	($000)
	Valero Energy Corp.	1,919,300	57,234
	Occidental
	Petroleum Corp.	353,300	36,916
	Helmerich & Payne Inc.	475,600	32,669
	Marathon Oil Corp.	221,100	11,787
	National Oilwell Varco Inc.	81,800	6,484
	Halliburton Co.	129,200	6,439
	Sunoco Inc.	127,600	5,817
	Murphy Oil Corp.	78,500	5,764
			573,480
Financials (15.3%)
	JPMorgan Chase & Co.	2,394,800	110,400
	Weyerhaeuser Co.	2,451,100	60,297
	Prudential Financial Inc.	939,600	57,861
	Comerica Inc.	1,497,106	54,974
	KeyCorp	5,876,281	52,181
	Aflac Inc.	903,084	47,665
	Fifth Third Bancorp	3,214,300	44,614
	Franklin Resources Inc.	338,100	42,290
	Moody’s Corp.	1,055,200	35,782
	MetLife Inc.	611,800	27,366
	State Street Corp.	556,400	25,005
	Leucadia National Corp.	588,232	22,082
	Goldman Sachs Group Inc.	96,100	15,229
	Travelers Cos. Inc.	239,100	14,222
*	Berkshire Hathaway Inc.
	Class B	145,800	12,193
	American Express Co.	238,700	10,789
*	CBRichard Ellis Group
	Inc. Class A	319,234	8,523
*	Citigroup Inc.	1,627,600	7,194
	Wells Fargo & Co.	195,300	6,191
	Unum Group	222,800	5,848
	HCP Inc.	149,600	5,676
	Huntington Bancshares Inc.	723,000	4,801
	Torchmark Corp.	59,800	3,975
	Ameriprise Financial Inc.	58,900	3,598
	PNC Financial Services
	Group Inc.	30,511	1,922
			680,678

12

Growth and Income Fund

			Market
			Value
		Shares	($000)
Health Care (12.8%)
	Johnson & Johnson	1,911,500	113,256
	Eli Lilly & Co.	1,951,300	68,627
*	ExpressScripts Inc.	1,204,500	66,982
*	Amgen Inc.	1,021,800	54,615
*	Humana Inc.	736,600	51,518
	Abbott Laboratories	1,041,100	51,066
*	Zimmer Holdings Inc.	814,500	49,302
	Bristol-Myers Squibb Co.	1,780,092	47,048
	CIGNA Corp.	435,900	19,302
*	Biogen Idec Inc.	249,200	18,289
	Cardinal Health Inc.	355,705	14,630
	Merck & Co. Inc.	195,100	6,440
	St. Jude Medical Inc.	121,100	6,208
*	Varian Medical
	Systems Inc.	44,800	3,030
			570,313
Industrials (9.8%)
	General Electric Co.	4,031,900	80,839
	United Parcel Service Inc.
	Class B	958,700	71,250
	Textron Inc.	2,089,300	57,226
	L-3 Communications
	Holdings Inc.	579,400	45,373
	Cummins Inc.	395,700	43,377
	3M Co.	302,600	28,293
	General Dynamics Corp.	322,800	24,713
	Caterpillar Inc.	208,200	23,183
	United Technologies Corp.	262,300	22,204
	PACCAR Inc.	402,000	21,045
	CSX Corp.	94,500	7,428
	Norfolk Southern Corp.	93,600	6,484
	Northrop Grumman Corp.	83,700	5,249
*	Huntington Ingalls
	Industries Inc.	13,950	579
			437,243
Information Technology (20.5%)
	International Business
	Machines Corp.	789,100	128,678
*	Apple Inc.	368,000	128,230
	Microsoft Corp.	4,878,500	123,719
	Intel Corp.	4,727,000	95,344
	Xerox Corp.	5,554,900	59,160
	Corning Inc.	2,810,200	57,974
	CAInc.	1,877,100	45,388
	Computer Sciences Corp.	894,800	43,604
*	SanDisk Corp.	928,500	42,795
	Oracle Corp.	1,191,700	39,767
*	Google Inc. Class A	57,440	33,672
*	Lexmark International Inc.
	Class A	731,500	27,095
	Visa Inc. Class A	311,400	22,925

			Market
			Value
		Shares	($000)
*	EMCCorp.	625,400	16,604
*	Novellus Systems Inc.	404,300	15,012
*	Intuit Inc.	206,300	10,954
	Cisco Systems Inc.	569,000	9,758
*	NetApp Inc.	180,400	8,692
			909,371
	Materials (3.4%)
	Freeport-McMoRan
	Copper & Gold Inc.	1,464,700	81,364
	PPG Industries Inc.	343,134	32,670
	EI du Pont de Nemours
	& Co.	260,100	14,298
	Newmont Mining Corp.	221,700	12,100
*	Titanium Metals Corp.	352,900	6,557
	Ecolab Inc.	118,794	6,061
			153,050
Telecommunication Services (4.0%)
	AT&T Inc.	4,061,900	124,294
	Verizon
	Communications Inc.	1,349,900	52,025
			176,319
	Utilities (2.6%)
	Wisconsin Energy Corp.	1,388,400	42,346
	DTEEnergy Co.	651,400	31,893
	Entergy Corp.	233,200	15,673
	American Electric
	Power Co. Inc.	271,800	9,551
	Consolidated Edison Inc.	163,800	8,308
	CMSEnergy Corp.	298,800	5,869
			113,640
	Total Common Stocks
	(Cost $3,694,818)		4,413,170
Temporary Cash Investment (1.7%)[1]
	Money Market Fund (1.7%)
2	Vanguard Market Liquidity
	Fund, 0.208%
	(Cost $77,436)	77,436,050	77,436
	Total Investments (101.0%)
	(Cost $3,772,254)		4,490,606
Other Assets and Liabilities (-1.0%)
	Other Assets[3]		344,271
	Liabilities		(389,791)
			(45,520)
	Net Assets (100%)		4,445,086

13

Growth and Income Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	4,490,606
Receivables for
Investment Securities Sold	329,094
Other Assets	15,177
Total Assets	4,834,877
Liabilities
Payables for
Investment Securities Purchased	117,219
Payables for Capital Shares Redeemed	254,551
Other Liabilities	18,021
Total Liabilities	389,791
Net Assets	4,445,086

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,174,420
Undistributed Net Investment Income	4,668
Accumulated Net Realized Losses	(1,452,450)
Unrealized Appreciation (Depreciation)
Investment Securities	718,352
Futures Contracts	96
Net Assets	4,445,086

Investor Shares—Net Assets
Applicable to 110,245,486 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,082,976
Net Asset Value Per Share—
Investor Shares	$27.96

Admiral Shares—Net Assets
Applicable to 29,826,250 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,362,110
Net Asset Value Per Share—
Admiral Shares	$45.67

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 105.0% and -4.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Cash of $7,110,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth and Income Fund

Statement of Operations

SixMonths Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	46,228
Interest[1]	85
Security Lending	46
Total Income	46,359
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,263
Performance Adjustment	(715)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,563
Management and Administrative—Admiral Shares	937
Marketing and Distribution—Investor Shares	329
Marketing and Distribution—Admiral Shares	134
Custodian Fees	21
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	5
Total Expenses	6,582
Expenses Paid Indirectly	(115)
Net Expenses	6,467
Net Investment Income	39,892
Realized Net Gain (Loss)
Investment Securities Sold	298,178
Futures Contracts	11,102
Realized Net Gain (Loss)	309,280
Change in Unrealized Appreciation (Depreciation)
Investment Securities	381,575
Futures Contracts	(2,247)
Change in Unrealized Appreciation (Depreciation)	379,328
Net Increase (Decrease) in Net Assets Resulting from Operations	728,500
1 Interest income from an affiliated company of the fund was $85,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,892	79,921
Realized Net Gain (Loss)	309,280	178,942
Change in Unrealized Appreciation (Depreciation)	379,328	136,329
Net Increase (Decrease) in Net Assets Resulting from Operations	728,500	395,192
Distributions
Net Investment Income
Investor Shares	(27,712)	(55,197)
Admiral Shares	(14,176)	(24,503)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(41,888)	(79,700)
Capital Share Transactions
Investor Shares	(405,990)	(455,269)
Admiral Shares	(54,753)	(335,182)
Net Increase (Decrease) from Capital Share Transactions	(460,743)	(790,451)
Total Increase (Decrease)	225,869	(474,959)
Net Assets
Beginning of Period	4,219,217	4,694,176
End of Period[1]	4,445,086	4,219,217
1 Net Assets—End of Period includes undistributed net investment income of $4,668,000 and $6,664,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth and Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.98	$22.34	$25.84	$38.62	$33.79	$31.29
Investment Operations
Net Investment Income	.232	.418	.447	.546	.600	.550
Net Realized and Unrealized Gain (Loss)
on Investments	3.991	1.630	(3.453)	(8.758)	4.840	2.470
Total from Investment Operations	4.223	2.048	(3.006)	(8.212)	5.440	3.020
Distributions
Dividends from Net Investment Income	(.243)	(.408)	(.494)	(.560)	(.610)	(.520)
Distributions from Realized Capital Gains	—	—	—	(4.008)	—	—
Total Distributions	(.243)	(.408)	(.494)	(4.568)	(.610)	(.520)
Net Asset Value, End of Period	$27.96	$23.98	$22.34	$25.84	$38.62	$33.79

Total Return[1]	17.67%	9.24%	-11.29%	-23.28%	16.20%	9.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,083	$3,020	$3,253	$3,919	$5,465	$5,088
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.32%	0.35%	0.31%	0.32%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.74%	2.28%	1.69%	1.61%	1.65%
Portfolio Turnover Rate	69%	94%	83%	96%	100%	93%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.04%), (0.04%), (0.02%), 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth and Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$39.15	$36.48	$42.20	$63.08	$55.20	$51.12
Investment Operations
Net Investment Income	.399	.722	.775	.963	1.070	.997
Net Realized and Unrealized Gain (Loss)
on Investments	6.527	2.666	(5.638)	(14.313)	7.903	4.036
Total from Investment Operations	6.926	3.388	(4.863)	(13.350)	8.973	5.033
Distributions
Dividends from Net Investment Income	(.406)	(.718)	(.857)	(.985)	(1.093)	(.953)
Distributions from Realized Capital Gains	—	—	—	(6.545)	—	—
Total Distributions	(.406)	(.718)	(.857)	(7.530)	(1.093)	(.953)
Net Asset Value, End of Period	$45.67	$39.15	$36.48	$42.20	$63.08	$55.20

Total Return	17.75%	9.37%	-11.15%	-23.19%	16.37%	9.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,362	$1,199	$1,441	$1,907	$2,794	$2,321
Ratio of Total Expenses to
Average Net Assets[1]	0.22%	0.21%	0.21%	0.16%	0.18%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.85%	2.42%	1.84%	1.75%	1.83%
Portfolio Turnover Rate	69%	94%	83%	96%	100%	93%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.04%), (0.04%), (0.02%), 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

19

Growth and Income Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before a decrease of $715,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $766,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2011, these arrangements reduced the fund’s expenses by $115,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

F. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	776	256,274	96

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Growth and Income Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $1,692,658,000 to offset future net capital gains of $845,748,000 through September 30, 2017, and $846,910,000 through September 30, 2018. In addition, the fund realized losses of $67,319,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $3,772,254,000. Net unrealized appreciation of investment securities for tax purposes was $718,352,000, consisting of unrealized gains of $777,158,000 on securities that had risen in value since their purchase and $58,806,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2011, the fund purchased $1,513,987,000 of investment securities and sold $1,930,447,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	116,448	4,384	231,031	9,843
Issued in Lieu of Cash Distributions	27,025	1,025	53,684	2,315
Redeemed	(549,463)	(21,095)	(739,984)	(31,813)
Net Increase (Decrease)—Investor Shares	(405,990)	(15,686)	(455,269)	(19,655)
Admiral Shares
Issued	299,540	7,150	131,639	3,429
Issued in Lieu of Cash Distributions	13,116	305	22,345	590
Redeemed	(367,409)	(8,258)	(489,166)	(12,898)
Net Increase (Decrease)—Admiral Shares	(54,753)	(803)	(335,182)	(8,879)

J. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,176.72	$1.79
Admiral Shares	1,000.00	1,177.54	1.19
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.29	$1.66
Admiral Shares	1,000.00	1,023.83	1.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q932 052011

Vanguard Structured Equity Funds
Semiannual Report

March 31, 2011

Vanguard Structured Large-Cap Equity Fund
Vanguard Structured Broad Market Fund

> For the six months ended March 31, 2011, Vanguard Structured Broad Market Fund returned about 21% and Vanguard Structured Large-Cap Equity Fund returned about 19%.

> All ten market sectors recorded positive returns for the half-year as the stock market moved resiliently forward.

> Both funds outperformed their benchmark indexes as the advisor’s stock selection models found success across a variety of industries.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Structured Large-Cap Equity Fund.	8
Structured Broad Market Fund.	20
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangement.	36
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	18.97%
Institutional Plus Shares	18.99
S&P 500 Index	17.31
Large-Cap Core Funds Average	16.47
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Broad Market Fund
Institutional Shares	20.68%
Institutional Plus Shares	20.73
Russell 3000 Index	18.71
Multi-Cap Core Funds Average	17.68

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Institutional and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, andaccount-size criteria.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$20.97	$24.55	$0.366	$0.000
Institutional Plus Shares	41.98	48.52	1.316	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$20.70	$24.55	$0.393	$0.000
Institutional Plus Shares	41.36	49.05	0.808	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard’s Structured Equity Funds delivered strong performances for the six months ended March 31, 2011, as stocks extended their two-year recovery and quantitative equity strategies returned to favor. Both the Structured Broad Market Fund and the Structured Large-Cap Equity Fund achieved their goal of surpassing their benchmark indexes while seeking to match the risk characteristics of the benchmarks.

The Structured Large-Cap Equity Fund achieved double-digit gains in all ten sectors, and the Broad Market Fund did the same in all but the smaller utilities sector. Superior stock selection from both funds’ quantitative models was most evident in the consumer staples, health care, and industrial sectors.

As you may be aware, in February the board of trustees approved the permanent closure and liquidation of Vanguard Structured Large-Cap Value Fund and Vanguard Structured Large-Cap Growth Fund.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign-debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the half-year. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance

Market Barometer

		Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Quantitative equity strategies found success over the six months
While the past few years were rough on quantitative equity strategies generally owing to the abnormal market environment, the past six months were more conducive to adding value. The Structured Broad Market Fund returned about 21%, ahead of its market benchmark, the Russell 3000 Index, and the average return of multi-capitalization core funds. Results were also strong for the Structured Large-Cap Equity Fund, which returned about 19% and outpaced both its bench-mark, the Standard & Poor’s 500 Index, and the average return of its peer group, large-cap core funds.

The recent outperformance is a welcome turnaround for the funds. During the financial crisis, both suffered from disappointing stock selection in addition to the challenging market turbulence. When the stock market began to recover two years ago, the funds struggled to keep pace with their benchmarks as lower-quality equities led the rebound rather than the higher-quality stocks favored by the funds’ quantitative models.

Now that the recovery has moved into a more mature phase, the stocks of more fundamentally attractive, profitable companies are advancing. The funds benefited from the market environment over the half-year as well as from superior stock selection in eight of the ten industry sectors.

Energy, information technology, and industrial companies contributed the most to the returns of both funds. Rising oil prices lifted the energy sector, while the IT and industrial sectors were helped by increases in corporate and consumer spending as well as by the more favorable economic environment. The Structured Broad Market Fund also benefited from its exposure to mid- and small-cap stocks, which outpaced large-cap stocks over the period.

The computer-driven analysis employed by the advisor, Vanguard Quantitative Equity Group, delivered its strongest stock selection in the consumer staples, health care, financial, and industrial sectors. The Structured Broad Market Fund’s consumer staples and health care stocks returned about 16% and 17%, respectively, while those sectors in the Russell 3000 Index returned about 9% and 12%. The fund’s financial stocks also performed impressively compared with those in the index. For the Large-Cap Equity Fund, consumer staples stocks returned almost 13%, compared with about 8% for the sector in the S&P 500.

Only energy stocks restrained either fund’s performance relative to its benchmark.

The funds aim to outperform without increasing risk
Different stock investing strategies, like stocks themselves, experience periods of strength and weakness. The early stages of the market recovery didn’t feature much discrimination among individual securities in terms of quality. Indeed, the more “blue chip” stocks chosen by many quantitative equity strategies weren’t rewarded as much as stocks with unproven earnings records.

Over the past six months, quantitative strategies found success again as the hunt for quality stocks resumed. The two Structured Equity Funds ably fulfilled their mission of surpassing the returns of their market benchmarks while staying within the risk profiles of those indexes. We believe that, as part of a well-diversified long-term strategy, the funds can play an important role in helping your organization progress toward its investment goals.

On another matter, I want to note that Joel M. Dickson, who previously oversaw Vanguard’s Active Quantitative Equity Management Group, has assumed a new leadership role at Vanguard in our Investment Strategy Group. Sandip Bhagat, CFA, who already had been overseeing Vanguard’s active and index quantitative equity strategies, is now directly managing the Quantitative Equity Group’s researchers, portfolio managers, and traders. I would like to thank Joel for the services he has provided to the Structured Equity Funds. James Stetler continues as portfolio manager of the Broad Market Fund, and James Troyer continues in that role for the Large-Cap Equity Fund.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2011

Advisor’s Report

Vanguard’s Structured Equity Funds posted solid returns for the first half of the 2011 fiscal year. For the six months through March 31, the Structured Large-Cap Equity Fund returned 18.97% for Institutional Shares and 18.99% for Institutional Plus Shares, topping the return of its benchmark, the S&P 500 Index, by 1.66 and 1.68 percentage points, respectively.

The Structured Broad Market Fund returned 20.68% for Institutional Shares and 20.73% for Institutional Plus Shares, outperforming the benchmark Russell 3000 Index by 1.97 and 2.02 percentage points, respectively.

The investment environment
The U.S. equity market remained resilient amid various global economic and geopolitical concerns, continuing its rebound from the low point reached in early 2009 during the financial crisis.

Strong corporate earnings and better-than-expected job growth have buoyed equities, despite the volatility generated by the turmoil in the Arab world, the ongoing European sovereign-debt crisis, and the uncertainty following the natural disaster in Japan. The stock market did pull back in mid-February as investors digested the protests in the Middle East and Northern Africa—along with a 20% increase in crude oil prices—but the market then stabilized and moved up to levels not seen since mid-2008.

Although overall portfolio performance is affected by the macro factors described above, our approach to investing focuses on specific stock fundamentals. Because we believe there is no single indicator for picking attractive stocks, our model is diversified across five factors: (1) valuation, which measures the price we would pay for earnings and cash flows; (2) growth, which considers the growth of earnings when factoring how much we pay for them; (3) management decisions, assessing the actions of company managers as a signal of their own informed view about their firm’s future; (4) market sentiment, which captures investors’ opinion of a company as reflected in their market behavior; and (5) quality, which measures balance-sheet strength and the sustainability of earnings. Our risk-control process then neutralizes our exposure to market-capitalization, volatility, and industry risks relative to our benchmark. In our view, such risk exposures are not justified by the rewards available.

Our stock selection model performed well in the unpredictable market of the past six months. A majority of the five factors contributed positively to performance in each of the Structured Equity Funds. The Structured Large-Cap Equity Fund benefited most from our valuation component, while the growth and market-sentiment factors played a bigger role in identifying strong performers for the Structured Broad Market Fund, which has greater exposure to mid- and small-cap companies.

The model’s breadth was demonstrated by its effectiveness across sectors. Each fund’s holdings outperformed its benchmark’s stocks in eight of the ten sectors.

Structured Large-Cap Equity Fund
The portfolio’s best-performing sectors during the half-year were energy (+39%), industrials (+24%), and materials (+22%). The weakest were utilities (+10%), health care (+12%), and consumer staples (+13%).

Among individual stocks, the largest contributions came from our overweighted positions in JDS Uniphase (+68%), CBS (+50%), and Marathon Oil (+63%). In addition, in performance compared with the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Cisco Systems (–21%), Merck (–8%), and Abbott Laboratories (–4%).

Unfortunately, we were not able to avoid all bad performers. Overweighted positions in Motorola Mobility (–24%), Nike (–16%), and Lexmark International (–17%) directly lowered performance.

Structured Broad Market Fund
The best-performing sectors in the portfolio were energy (+41%), industrials (+27%), and materials (+26%). The sectors that returned the least were utilities (+6%), telecommunication services (+11%), and consumer staples (+16%).

At the individual stock level, the fund benefited most from overweighted positions in National Oilwell Varco, Estee Lauder (+54%), and Altera (+46%). In comparison with the benchmark, we further benefited from underweighting or avoiding poorly performing stocks such as Cisco Systems, Merck, and Best Buy (–29%).

Overweighted positions in Talbots (–52%), Motorola Mobility, and Delta Air Lines (–16%) directly lowered performance. Also unhelpful, in relative terms, were underweightings of Schlumberger, Walt Disney (+31%), and Oracle Systems (+25%).

Although we cannot predict how the broader political or economic events will affect the stock market, we are confident that the market can provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure continues to be an important part of a diversified investment plan. Within such a plan, we believe that a portfolio of companies with lower relative price/earnings and cash-flow ratios, growth rates near market levels, higher returns on equity, quality balance sheets, and positive market sentiment can play a useful role. The Structured Equity Funds seek to fulfill this description. We thank you for your investment and look forward to the second half of the fiscal year.

James. D. Troyer, CFA
Principal and Portfolio Manager

James P. Stetler
Principal and Portfolio Manager

Vanguard Quantitative Equity Group

April 21, 2011

Structured Large-Cap Equity Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.69%	1.76%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	148	500	3,817
Median Market Cap	$50.7B	$50.0B	$31.4B
Price/Earnings Ratio	15.1x	16.7x	17.9x
Price/Book Ratio	2.5x	2.3x	2.3x
Return on Equity	20.6%	20.3%	18.9%
Earnings Growth Rate	5.0%	5.4%	5.9%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	67%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.5%	10.4%	11.8%
Consumer Staples	9.9	10.2	9.2
Energy	13.6	13.3	11.8
Financials	16.6	15.8	16.2
Health Care	11.1	11.0	10.7
Industrials	10.9	11.3	11.6
Information
Technology	17.3	18.1	18.5
Materials	3.8	3.7	4.5
Telecommunication
Services	3.5	3.0	2.6
Utilities	2.8	3.2	3.1

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	1.00	0.99
Beta	0.99	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.0%
Apple Inc.	Computer
	Hardware	3.1
Chevron Corp.	Integrated Oil &
	Gas	2.3
General Electric Co.	Industrial
	Conglomerates	2.3
International Business	IT Consulting &
Machines Corp.	Other Services	2.2
Microsoft Corp.	Systems Software	2.0
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
JPMorgan Chase & Co.	Diversified Financial
	Services	2.0
Procter & Gamble Co.	Household
	Products	1.9
Wells Fargo & Co.	Diversified Banks	1.9
Top Ten		23.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2011. For the six months ended March 31, 2011, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 16, 2006, Through March 31, 2011

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	5/16/2006	16.36%	1.92%
Institutional Plus Shares	5/15/2006	16.46	1.97

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.4%)
*	Ford Motor Co.	282,806	4,217
*	DIRECTV Class A	78,600	3,678
	Starbucks Corp.	95,850	3,542
	Time Warner Cable Inc.	47,500	3,389
	CBS Corp. Class B	127,360	3,189
	NIKE Inc. Class B	38,500	2,914
	VF Corp.	28,700	2,828
	Limited Brands Inc.	83,918	2,759
*	AutoZone Inc.	9,660	2,643
	Comcast Corp. Class A
	Special Shares	111,200	2,582
	Macy’s Inc.	105,200	2,552
	Target Corp.	48,600	2,430
	Ross Stores Inc.	27,800	1,977
	Comcast Corp. Class A	77,925	1,926
	Wynn Resorts Ltd.	8,100	1,031
	TJX Cos. Inc.	15,666	779
	McDonald’s Corp.	9,697	738
	Walt Disney Co.	14,829	639
*	Amazon.com Inc.	3,000	540
	Coach Inc.	9,600	500
	Gannett Co. Inc.	28,400	433
	Viacom Inc. Class B	9,200	428
	Starwood Hotels & Resorts
	Worldwide Inc.	7,000	407
	Carnival Corp.	9,700	372
			46,493
Consumer Staples (9.9%)
	Procter & Gamble Co.	136,044	8,380
	Philip Morris
	International Inc.	104,436	6,854
	Wal-Mart Stores Inc.	113,496	5,907
	Altria Group Inc.	167,000	4,347
	Coca-Cola Co.	48,240	3,201
	Kroger Co.	121,300	2,908
	Coca-Cola Enterprises Inc.	101,100	2,760
	Sara Lee Corp.	151,000	2,668
	Dr Pepper Snapple
	Group Inc.	69,600	2,586

			Market
			Value
		Shares	($000)
	Colgate-Palmolive Co.	22,600	1,825
	PepsiCo Inc.	23,392	1,507
	Walgreen Co.	26,200	1,052
			43,995
Energy (13.6%)
	Exxon Mobil Corp.	212,039	17,839
	Chevron Corp.	97,256	10,448
	ConocoPhillips	84,559	6,753
	Occidental Petroleum Corp.	39,951	4,175
	Marathon Oil Corp.	70,000	3,732
	Hess Corp.	39,600	3,374
	Peabody Energy Corp.	44,582	3,208
	National Oilwell Varco Inc.	37,200	2,949
	El Paso Corp.	163,725	2,947
	Sunoco Inc.	58,900	2,685
	Schlumberger Ltd.	23,825	2,222
	Devon Energy Corp.	2,900	266
			60,598
Financials (16.5%)
	JPMorgan Chase & Co.	193,029	8,899
	Wells Fargo & Co.	260,535	8,259
*	Citigroup Inc.	1,227,256	5,425
	US Bancorp	156,224	4,129
	American Express Co.	87,015	3,933
	Capital One Financial Corp.	64,400	3,346
	Travelers Cos. Inc.	56,068	3,335
	Franklin Resources Inc.	24,726	3,093
	Discover Financial Services	127,700	3,080
	Chubb Corp.	49,643	3,044
	Ameriprise Financial Inc.	47,400	2,895
	Torchmark Corp.	40,500	2,692
	Bank of America Corp.	201,753	2,689
*	CB Richard Ellis Group Inc.
	Class A	99,700	2,662
	HCP Inc.	69,200	2,625
	ACE Ltd.	34,400	2,226
	KeyCorp	202,400	1,797
*	Berkshire Hathaway Inc.
	Class B	20,105	1,681
	Apartment Investment &
	Management Co.	64,500	1,643

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Vornado Realty Trust	17,700	1,549
	Goldman Sachs Group Inc.	9,098	1,442
*	Berkshire Hathaway Inc.
	Class A	11	1,378
	Aflac Inc.	19,094	1,008
	Fifth Third Bancorp	58,300	809
			73,639
Health Care (11.1%)
	Johnson & Johnson	121,646	7,208
	UnitedHealth Group Inc.	96,804	4,376
	Bristol-Myers Squibb Co.	147,200	3,890
	Eli Lilly & Co.	101,287	3,562
	Pfizer Inc.	169,419	3,441
*	Express Scripts Inc.	59,600	3,314
*	Biogen Idec Inc.	43,100	3,163
*	Agilent Technologies Inc.	68,950	3,088
*	Humana Inc.	43,480	3,041
	AmerisourceBergen Corp.
	Class A	76,098	3,010
	CIGNA Corp.	63,300	2,803
	Cardinal Health Inc.	60,800	2,501
*	Forest Laboratories Inc.	71,700	2,316
*	Watson Pharmaceuticals Inc.	27,700	1,551
	Merck & Co. Inc.	44,894	1,482
	Abbott Laboratories	9,768	479
	Aetna Inc.	6,270	235
			49,460
Industrials (10.8%)
	General Electric Co.	502,822	10,082
	Caterpillar Inc.	46,400	5,167
	United Parcel Service Inc.
	Class B	65,621	4,877
	Deere & Co.	42,050	4,074
	CSX Corp.	45,348	3,564
	Eaton Corp.	57,200	3,171
	Parker Hannifin Corp.	32,400	3,068
	Cummins Inc.	27,795	3,047
	Northrop Grumman Corp.	46,016	2,886
	PACCAR Inc.	38,100	1,994
	General Dynamics Corp.	20,700	1,585
	Southwest Airlines Co.	83,800	1,058
	Union Pacific Corp.	9,500	934
	Dover Corp.	10,300	677
	United Technologies Corp.	7,736	655
	Pitney Bowes Inc.	22,400	575
	Avery Dennison Corp.	9,000	378
*	Huntington Ingalls
	Industries Inc.	7,669	318
	3M Co.	1,613	151
			48,261
Information Technology (17.4%)
*	Apple Inc.	40,042	13,953
	International Business
	Machines Corp.	60,090	9,799
	Microsoft Corp.	356,541	9,042
*	Google Inc. Class A	10,155	5,953

			Market
			Value
		Shares	($000)
	Texas Instruments Inc.	104,200	3,601
*	Cognizant Technology
	Solutions Corp. Class A	41,600	3,386
	Intel Corp.	144,253	2,910
	Western Union Co.	133,900	2,781
*	NetApp Inc.	56,065	2,701
*	Fiserv Inc.	40,800	2,559
	Oracle Corp.	72,188	2,409
*	Novellus Systems Inc.	64,000	2,376
*	Motorola Solutions Inc.	50,350	2,250
*	JDS Uniphase Corp.	100,200	2,088
*	Motorola Mobility
	Holdings Inc.	83,656	2,041
	Cisco Systems Inc.	99,015	1,698
	Hewlett-Packard Co.	34,400	1,409
*	Teradata Corp.	23,739	1,204
*	SanDisk Corp.	23,500	1,083
*	Teradyne Inc.	55,952	997
	QUALCOMM Inc.	17,057	935
*	Dell Inc.	63,200	917
*	Autodesk Inc.	18,000	794
*	Lexmark International Inc.
	Class A	16,000	593
			77,479
Materials (3.8%)
	EI du Pont de
	Nemours & Co.	78,563	4,319
	Freeport-McMoRan
	Copper & Gold Inc.	76,900	4,272
	Dow Chemical Co.	102,600	3,873
	PPG Industries Inc.	33,600	3,199
	Newmont Mining Corp.	12,000	655
	Eastman Chemical Co.	4,400	437
			16,755
Telecommunication Services (3.5%)
	AT&T Inc.	293,235	8,973
	Verizon
	Communications Inc.	163,896	6,316
	Qwest Communications
	International Inc.	47,000	321
			15,610
Utilities (2.8%)
	Oneok Inc.	40,100	2,682
	CMS Energy Corp.	129,438	2,542
	Northeast Utilities	72,700	2,516
	Integrys Energy Group Inc.	49,200	2,485
	Ameren Corp.	48,700	1,367
	FirstEnergy Corp.	11,138	413
	TECO Energy Inc.	12,000	225
	Entergy Corp.	800	54
			12,284
Total Common Stocks
(Cost $343,213)			444,574

Structured Large-Cap Equity Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2 Vanguard Market
Liquidity Fund, 0.208%	311,314	311

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan Bank
Discount Notes, 0.150%,
5/13/11	100	100
Total Temporary Cash Investments
(Cost $411)		411
Total Investments (99.9%)
(Cost $343,624)		444,985
Other Assets and Liabilities (0.1%)
Other Assets		618
Liabilities		(183)
		435
Net Assets (100%)		445,420

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	574,771
Undistributed Net Investment Income	1,974
Accumulated Net Realized Losses	(232,696)
Unrealized Appreciation (Depreciation)
Investment Securities	101,361
Futures Contracts	10
Net Assets	445,420

Institutional Shares—Net Assets
Applicable to 514,403 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,629
Net Asset Value Per Share—
Institutional Shares	$24.55

Institutional Plus Shares—Net Assets
Applicable to 8,920,216 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	432,791
Net Asset Value Per Share—
Institutional Plus Shares	$48.52

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and –0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	5,856
Interest[1]	2
Security Lending	1
Total Income	5,859
Expenses
The Vanguard Group—Note B
Investment Advisory Services	329
Management and Administrative—Institutional Shares	13
Management and Administrative—Institutional Plus Shares	40
Marketing and Distribution—Institutional Shares	8
Marketing and Distribution—Institutional Plus Shares	60
Custodian Fees	11
Total Expenses	461
Net Investment Income	5,398
Realized Net Gain (Loss)
Investment Securities Sold	43,010
Futures Contracts	259
Realized Net Gain (Loss)	43,269
Change in Unrealized Appreciation (Depreciation)
Investment Securities	45,523
Futures Contracts	(19)
Change in Unrealized Appreciation (Depreciation)	45,504
Net Increase (Decrease) in Net Assets Resulting from Operations	94,171
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,398	11,816
Realized Net Gain (Loss)	43,269	6,608
Change in Unrealized Appreciation (Depreciation)	45,504	39,329
Net Increase (Decrease) in Net Assets Resulting from Operations	94,171	57,753
Distributions
Net Investment Income
Institutional Shares	(183)	(2,024)
Institutional Plus Shares	(11,627)	(9,247)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(11,810)	(11,271)
Capital Share Transactions
Institutional Shares	(91,626)	(19,348)
Institutional Plus Shares	(210,057)	64,445
Net Increase (Decrease) from Capital Share Transactions	(301,683)	45,097
Total Increase (Decrease)	(219,322)	91,579
Net Assets
Beginning of Period	664,742	573,163
End of Period[1]	445,420	664,742
1 Net Assets—End of Period includes undistributed net investment income of $1,974,000 and $8,386,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
	Six Months					May 16,
	Ended					2006[1] to
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.97	$19.47	$22.56	$29.98	$26.03	$24.96
Investment Operations
Net Investment Income	.224[2]	.366	.546	.492	.476[2]	.130
Net Realized and Unrealized Gain (Loss)
on Investments	3.722	1.505	(2.993)	(7.091)	3.657	.940
Total from Investment Operations	3.946	1.871	(2.447)	(6.599)	4.133	1.070
Distributions
Dividends from Net Investment Income	(.366)	(.371)	(.643)	(.430)	(.172)	—
Distributions from Realized Capital Gains	—	—	—	(.391)	(.011)	—
Total Distributions	(.366)	(.371)	(.643)	(.821)	(.183)	—
Net Asset Value, End of Period	$24.55	$20.97	$19.47	$22.56	$29.98	$26.03

Total Return	18.97%	9.68%	-10.25%	-22.52%	15.94%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$95	$106	$135	$187	$127
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.25%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.86%	2.33%	1.91%	1.69%	1.67%[3]
Portfolio Turnover Rate	67%	61%	80%[4]	72%	54%[4]	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
	Six Months					May 15,
	Ended					2006[1] to
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$41.98	$38.97	$45.15	$60.02	$52.07	$50.00
Investment Operations
Net Investment Income	.453[2]	.768	1.116	1.025	1.018[2]	.250
Net Realized and Unrealized Gain (Loss)
on Investments	7.403	3.014	(5.980)	(14.193)	7.317	1.820
Total from Investment Operations	7.856	3.782	(4.864)	(13.168)	8.335	2.070
Distributions
Dividends from Net Investment Income	(1.316)	(.772)	(1.316)	(.920)	(.363)	—
Distributions from Realized Capital Gains	—	—	—	(.782)	(.022)	—
Total Distributions	(1.316)	(.772)	(1.316)	(1.702)	(.385)	—
Net Asset Value, End of Period	$48.52	$41.98	$38.97	$45.15	$60.02	$52.07

Total Return	18.99%	9.78%	-10.16%	-22.46%	16.07%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$433	$570	$467	$677	$819	$203
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	2.05%	1.93%	2.41%	1.99%	1.79%	1.77%[3]
Portfolio Turnover Rate	67%	61%	80%[4]	72%	54%[4]	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Equity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $72,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	444,574	—	—
Temporary Cash Investments	311	100	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	444,883	100	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2011	8	529	7
S&P 500 Index	June 2011	1	330	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $275,945,000 to offset future net capital gains of $163,235,000 through September 30, 2017, and $112,710,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $343,624,000. Net unrealized appreciation of investment securities for tax purposes was $101,361,000, consisting of unrealized gains of $103,771,000 on securities that had risen in value since their purchase and $2,410,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $179,725,000 of investment securities and sold $486,533,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	655	29	1,649	41
Issued in Lieu of Cash Distributions	—	—	343	17
Redeemed	(92,281)	(4,053)	(21,340)	(986)
Net Increase (Decrease)—Institutional Shares	(91,626)	(4,024)	(19,348)	(928)
Institutional Plus Shares
Issued	—	—	59,610	1,471
Issued in Lieu of Cash Distributions	3,795	85	4,835	120
Redeemed	(213,852)	(4,734)	—	—
Net Increase (Decrease)—Institutional Plus Shares	(210,057)	(4,649)	64,445	1,591

H. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.45%	1.52%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Number of Stocks	259	2,921	3,817
Median Market Cap $25.9B		$32.1B	$31.4B
Price/Earnings Ratio	15.3x	17.8x	17.9x
Price/Book Ratio	2.5x	2.3x	2.3x
Return on Equity	19.8%	18.8%	18.9%
Earnings Growth Rate	5.9%	5.6%	5.9%
Dividend Yield	1.7%	1.8%	1.7%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	52%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Consumer
Discretionary	10.8%	11.3%	11.8%
Consumer Staples	8.6	8.8	9.2
Energy	12.7	12.4	11.8
Financials	16.9	16.1	16.2
Health Care	11.1	11.2	10.7
Industrials	11.9	11.9	11.6
Information
Technology	17.7	18.0	18.5
Materials	4.5	4.3	4.5
Telecommunication
Services	2.8	2.7	2.6
Utilities	3.0	3.3	3.1

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Index	Index
R-Squared	1.00	0.99
Beta	0.99	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.3%
Apple Inc.	Computer
	Hardware	2.6
Chevron Corp.	Integrated Oil &
	Gas	2.0
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
Microsoft Corp.	Systems Software	1.7
JPMorgan Chase & Co.	Diversified Financial
	Services	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
ConocoPhillips	Integrated Oil &
	Gas	1.3
Johnson & Johnson	Pharmaceuticals	1.3
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	1.2
Top Ten		18.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2011. For the six months ended March 31, 2011, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through March 31, 2011

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	11/30/2006	19.07%	—	0.28%
Institutional Plus Shares	5/3/2004	19.15	2.07%	4.90

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (10.8%)
*	Ford Motor Co.	176,162	2,627
	Starbucks Corp.	67,600	2,498
	CBS Corp. Class B	92,200	2,309
	Comcast Corp. Class A	93,391	2,309
	TJX Cos. Inc.	39,900	1,984
*	AutoZone Inc.	7,200	1,970
	Limited Brands Inc.	58,300	1,917
	Time Warner Cable Inc.	24,762	1,766
*	Chipotle Mexican Grill Inc.
	Class A	5,700	1,552
	Williams-Sonoma Inc.	36,682	1,486
	Brinker International Inc.	52,000	1,316
	Ross Stores Inc.	17,900	1,273
*	Tempur-Pedic
	International Inc.	21,400	1,084
	Macy’s Inc.	43,500	1,055
	Advance Auto Parts Inc.	15,800	1,037
*	Las Vegas Sands Corp.	22,900	967
	Time Warner Inc.	26,000	928
	Polo Ralph Lauren Corp.
	Class A	7,500	927
	Gannett Co. Inc.	49,700	757
	VF Corp.	7,400	729
*	TRW Automotive
	Holdings Corp.	12,663	697
*	Liberty Media Corp. -
	Interactive	42,300	678
	McDonald’s Corp.	8,631	657
	Cablevision Systems Corp.
	Class A	17,500	606
	Autoliv Inc.	8,100	601
	Whirlpool Corp.	6,700	572
	Foot Locker Inc.	27,200	536
	Polaris Industries Inc.	6,100	531
	Comcast Corp. Class A
	Special Shares	22,000	511

			Market
			Value
		Shares	($000)
*	Warnaco Group Inc.	7,700	440
	Viacom Inc. Class B	8,395	390
	Dillard’s Inc. Class A	6,100	245
	Family Dollar Stores Inc.	2,900	149
			37,104
Consumer Staples (8.5%)
	Wal-Mart Stores Inc.	76,565	3,985
	Procter & Gamble Co.	45,551	2,806
	Costco Wholesale Corp.	31,000	2,273
	Estee Lauder Cos. Inc.
	Class A	23,400	2,255
	Sara Lee Corp.	112,600	1,990
	Hershey Co.	35,600	1,935
	Coca-Cola Enterprises Inc.	69,800	1,905
*	Constellation Brands Inc.
	Class A	86,300	1,750
	Kroger Co.	64,900	1,556
	Dr Pepper Snapple Group Inc.	41,400	1,538
	Coca-Cola Co.	22,290	1,479
	Philip Morris International Inc.	19,550	1,283
	Hormel Foods Corp.	29,200	813
	B&G Foods Inc. Class A	39,000	732
*	Smithfield Foods Inc.	28,100	676
	PepsiCo Inc.	9,900	638
	Tyson Foods Inc. Class A	25,100	482
	Colgate-Palmolive Co.	5,330	430
	ConAgra Foods Inc.	11,100	263
	Altria Group Inc.	9,800	255
	Nu Skin Enterprises Inc.
	Class A	5,800	167
*	Boston Beer Co. Inc.
	Class A	1,400	130
	MGP Ingredients Inc.	12,234	107
			29,448
Energy (12.6%)
	Exxon Mobil Corp.	135,320	11,384
	Chevron Corp.	63,865	6,861
	ConocoPhillips	58,100	4,640

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Apache Corp.	23,140	3,029
	National Oilwell Varco Inc.	33,700	2,671
	Marathon Oil Corp.	49,700	2,649
	Occidental
	Petroleum Corp.	22,740	2,376
	Peabody Energy Corp.	31,900	2,296
*	Newfield Exploration Co.	28,500	2,166
	Cimarex Energy Co.	15,100	1,740
	Devon Energy Corp.	17,400	1,597
	Schlumberger Ltd.	10,300	961
	El Paso Corp.	19,700	355
	Pioneer Natural
	Resources Co.	3,100	316
	Ship Finance
	International Ltd.	13,100	272
	Southern Union Co.	3,700	106
			43,419
Financials (16.8%)
	JPMorgan Chase & Co.	129,036	5,949
	Wells Fargo & Co.	95,070	3,014
	Capital One Financial Corp.	48,100	2,499
	American Express Co.	55,220	2,496
	PNC Financial
	Services Group Inc.	36,900	2,324
	Travelers Cos. Inc.	37,500	2,230
	Ameriprise Financial Inc.	36,000	2,199
	Moody’s Corp.	62,700	2,126
	US Bancorp	79,650	2,105
	Chubb Corp.	34,270	2,101
	Aflac Inc.	34,640	1,828
	Assurant Inc.	45,900	1,768
*	Berkshire Hathaway Inc.
	Class B	18,900	1,581
	Franklin Resources Inc.	12,100	1,513
*	World Acceptance Corp.	21,956	1,432
	Bank of America Corp.	101,445	1,352
	Progressive Corp.	51,200	1,082
	Fifth Third Bancorp	76,800	1,066
	Public Storage	9,600	1,065
	BOK Financial Corp.	18,800	972
	Vornado Realty Trust	11,100	971
	Discover Financial Services	40,200	970
	HCP Inc.	24,500	930
	M&T Bank Corp.	10,500	929
	Plum Creek Timber Co. Inc.	21,000	916
	Macerich Co.	18,387	911
	Taubman Centers Inc.	14,800	793
	Apartment Investment &
	Management Co.	29,600	754
	American Financial
	Group Inc.	21,300	746
	New York Community
	Bancorp Inc.	41,030	708
	SunTrust Banks Inc.	23,800	686

			Market
			Value
		Shares	($000)
	Nelnet Inc. Class A	29,600	646
	Sun Communities Inc.	17,800	635
*	Credit Acceptance Corp.	8,800	624
	Torchmark Corp.	8,600	572
*	NASDAQ OMX Group Inc.	19,300	499
	Prudential Financial Inc.	7,500	462
	Bank of Hawaii Corp.	9,600	459
	Cash America
	International Inc.	9,700	447
*	Citigroup Inc.	100,000	442
	Hospitality
	Properties Trust	18,500	428
	CBL & Associates
	Properties Inc.	22,900	399
	Lexington Realty Trust	29,400	275
	Goldman Sachs Group Inc.	1,711	271
	Rayonier Inc.	4,200	262
*	CB Richard Ellis Group Inc.
	Class A	9,200	246
	Endurance Specialty
	Holdings Ltd.	5,000	244
	Pennsylvania Real Estate
	Investment Trust	16,495	235
	NYSE Euronext	5,900	207
	Aspen Insurance
	Holdings Ltd.	4,400	121
	National Retail
	Properties Inc.	4,100	107
*	Arch Capital Group Ltd.	600	59
	Montpelier Re
	Holdings Ltd.	2,900	51
	City Holding Co.	1,300	46
	Axis Capital Holdings Ltd.	1,300	45
			57,798
Health Care (11.0%)
	Johnson & Johnson	73,407	4,349
	UnitedHealth Group Inc.	69,275	3,131
	Eli Lilly & Co.	70,920	2,494
*	Biogen Idec Inc.	31,900	2,341
*	Humana Inc.	33,200	2,322
	McKesson Corp.	29,000	2,293
*	Agilent Technologies Inc.	50,800	2,275
	AmerisourceBergen Corp.
	Class A	55,100	2,180
	Pfizer Inc.	93,264	1,894
*	Forest Laboratories Inc.	52,300	1,689
*	Mylan Inc.	62,411	1,415
*	Amgen Inc.	26,415	1,412
*	Express Scripts Inc.	25,000	1,390
	Bristol-Myers Squibb Co.	50,452	1,334
*	Waters Corp.	14,800	1,286
	CIGNA Corp.	28,100	1,244
	Cooper Cos. Inc.	12,700	882
	Cardinal Health Inc.	21,400	880

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Merck & Co. Inc.	18,483	610
	Lincare Holdings Inc.	17,750	527
	Warner Chilcott plc Class A	21,400	498
*	Mettler-Toledo
	International Inc.	2,100	361
*	Health Net Inc.	8,800	288
*	Health Management
	Associates Inc. Class A	20,000	218
*	Bruker Corp.	9,500	198
*	Cephalon Inc.	1,700	129
	Perrigo Co.	1,200	96
*	Endo Pharmaceuticals
	Holdings Inc.	2,500	95
*	Par Pharmaceutical Cos. Inc.	1,800	56
*	Community Health
	Systems Inc.	1,200	48
			37,935
Industrials (11.8%)
	Caterpillar Inc.	32,200	3,586
	General Electric Co.	159,380	3,196
	Deere & Co.	29,700	2,878
	Eaton Corp.	42,200	2,340
	CSX Corp.	29,637	2,330
	Parker Hannifin Corp.	24,200	2,291
	Cummins Inc.	20,800	2,280
	Joy Global Inc.	22,600	2,233
	PACCAR Inc.	41,500	2,173
	Northrop Grumman Corp.	32,630	2,046
	United Parcel Service Inc.
	Class B	27,100	2,014
*	United Continental
	Holdings Inc.	80,000	1,839
*	Sauer-Danfoss Inc.	32,400	1,650
	Timken Co.	30,100	1,574
	Dover Corp.	18,600	1,223
	United Technologies Corp.	14,140	1,197
	Rockwell Automation Inc.	10,400	984
	Honeywell International Inc.	14,524	867
*	Delta Air Lines Inc.	78,600	770
	Avery Dennison Corp.	16,800	705
	RR Donnelley & Sons Co.	27,100	513
	Waste Connections Inc.	17,200	495
	Pitney Bowes Inc.	14,300	367
	Southwest Airlines Co.	25,600	323
*	Huntington Ingalls
	Industries Inc.	5,438	226
	Textron Inc.	8,000	219
	Deluxe Corp.	7,100	188
*	EnerSys	3,500	139
*	Dollar Thrifty Automotive
	Group Inc.	660	44
*	Esterline Technologies Corp.	600	42
			40,732

			Market
			Value
		Shares	($000)
Information Technology (17.7%)
*	Apple Inc.	25,820	8,997
	International Business
	Machines Corp.	39,842	6,497
	Microsoft Corp.	235,897	5,982
	Hewlett-Packard Co.	57,099	2,339
	Altera Corp.	51,400	2,263
*	Intuit Inc.	37,900	2,013
*	NetApp Inc.	40,600	1,956
	Accenture plc Class A	35,200	1,935
*	Fiserv Inc.	30,200	1,894
	Texas Instruments Inc.	52,870	1,827
*	VMware Inc. Class A	21,200	1,729
*	IAC/InterActiveCorp	55,300	1,708
*	Google Inc. Class A	2,690	1,577
*	Motorola Solutions Inc.	32,100	1,435
*	Red Hat Inc.	29,200	1,325
*	Motorola Mobility
	Holdings Inc.	54,187	1,322
	Intel Corp.	64,790	1,307
*	Teradata Corp.	25,700	1,303
*	Dell Inc.	84,100	1,220
*	Vishay Intertechnology Inc.	63,200	1,121
*	Silicon Image Inc.	112,800	1,012
	Oracle Corp.	26,948	899
	Anixter International Inc.	12,800	895
	Cisco Systems Inc.	48,150	826
	Opnet Technologies Inc.	21,000	819
*	Novellus Systems Inc.	17,700	657
*	Fairchild Semiconductor
	International Inc. Class A	36,000	655
*	Advanced Micro
	Devices Inc.	66,500	572
*	SanDisk Corp.	11,600	535
*	Autodesk Inc.	12,000	529
*	Electronic Arts Inc.	25,000	488
*	Lexmark International Inc.
	Class A	12,800	474
*	JDS Uniphase Corp.	22,000	459
*	TIBCO Software Inc.	16,400	447
*	Ancestry.com Inc.	10,900	387
*	RF Micro Devices Inc.	52,300	335
*	Power-One Inc.	36,100	316
	QUALCOMM Inc.	3,300	181
*	Teradyne Inc.	8,500	151
*	Veeco Instruments Inc.	2,800	142
	MAXIMUS Inc.	1,700	138
*	Lattice Semiconductor Corp.	13,400	79
	Black Box Corp.	1,800	63
*	Manhattan Associates Inc.	1,500	49
			60,858

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Materials (4.5%)
	EI du Pont de
	Nemours & Co.	55,980	3,077
	Newmont Mining Corp.	34,700	1,894
	Ball Corp.	45,600	1,635
	Ashland Inc.	24,000	1,386
	Freeport-McMoRan
	Copper & Gold Inc.	23,400	1,300
	Eastman Chemical Co.	12,100	1,202
	Dow Chemical Co.	31,300	1,182
	International Paper Co.	30,600	924
	Domtar Corp.	8,500	780
	Celanese Corp. Class A	13,700	608
*	Clearwater Paper Corp.	5,200	423
	Innophos Holdings Inc.	8,500	392
	Rock-Tenn Co. Class A	5,500	381
	Lubrizol Corp.	1,600	214
*	Solutia Inc.	4,600	117
			15,515
Telecommunication Services (2.7%)
	AT&T Inc.	191,629	5,864
	Verizon
	Communications Inc.	86,857	3,348
	Qwest Communications
	International Inc.	34,600	236
			9,448
Utilities (3.0%)
	Dominion Resources Inc.	48,600	2,173
	Exelon Corp.	49,340	2,035
	Northeast Utilities	54,600	1,889
	CMS Energy Corp.	91,000	1,787
	Entergy Corp.	13,900	934
	Integrys Energy Group Inc.	10,200	515
	Oneok Inc.	7,400	495
	IDACORP Inc.	6,700	255
	CenterPoint Energy Inc.	6,700	118
	Southwest Gas Corp.	1,700	66
	Piedmont Natural
	Gas Co. Inc.	1,900	58
			10,325
Total Common Stocks
(Cost $264,948)			342,582
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
2	Vanguard Market
	Liquidity Fund, 0.208%	1,828,000	1,828

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Federal Home Loan Bank
Discount Notes,
0.150%, 5/13/11	100	100
[3,4] Freddie Mac Discount
Notes, 0.160%, 5/25/11	150	150
		250
Total Temporary Cash Investments
(Cost $2,077)		2,078
Total Investments (100.0%)
(Cost $267,025)		344,660
Other Assets and Liabilities (0.0%)
Other Assets		2,266
Liabilities		(2,182)
		84
Net Assets (100%)		344,744

Structured Broad Market Fund

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	342,689
Undistributed Net Investment Income	1,232
Accumulated Net Realized Losses	(76,823)
Unrealized Appreciation (Depreciation)
Investment Securities	77,635
Futures Contracts	11
Net Assets	344,744

Institutional Shares—Net Assets
Applicable to 250,644 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	6,154
Net Asset Value Per Share—
Institutional Shares	$24.55

Institutional Plus Shares—Net Assets
Applicable to 6,902,312 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	338,590
Net Asset Value Per Share—
Institutional Plus Shares	$49.05

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%,  respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $250,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	2,932
Interest[1]	2
Security Lending	1
Total Income	2,935
Expenses
The Vanguard Group—Note B
Investment Advisory Services	169
Management and Administrative—Institutional Shares	4
Management and Administrative—Institutional Plus Shares	62
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	32
Custodian Fees	5
Total Expenses	272
Net Investment Income	2,663
Realized Net Gain (Loss)
Investment Securities Sold	15,259
Futures Contracts	291
Realized Net Gain (Loss)	15,550
Change in Unrealized Appreciation (Depreciation)
Investment Securities	41,711
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	41,712
Net Increase (Decrease) in Net Assets Resulting from Operations	59,925
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,663	5,771
Realized Net Gain (Loss)	15,550	9,202
Change in Unrealized Appreciation (Depreciation)	41,712	15,770
Net Increase (Decrease) in Net Assets Resulting from Operations	59,925	30,743
Distributions
Net Investment Income
Institutional Shares	(94)	(67)
Institutional Plus Shares	(5,546)	(5,073)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(5,640)	(5,140)
Capital Share Transactions
Institutional Shares	468	630
Institutional Plus Shares	(18,297)	3,749
Net Increase (Decrease) from Capital Share Transactions	(17,829)	4,379
Total Increase (Decrease)	36,456	29,982
Net Assets
Beginning of Period	308,288	278,306
End of Period[1]	344,744	308,288
1 Net Assets—End of Period includes undistributed net investment income of $1,232,000 and $4,209,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
	Six Months				Nov. 30,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.70	$18.99	$21.53	$28.67	$26.59
Investment Operations
Net Investment Income	.204	.376	.352[2]	.402	.361[2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.039	1.672	(2.500)	(6.833)	1.930
Total from Investment Operations	4.243	2.048	(2.148)	(6.431)	2.291
Distributions
Dividends from Net Investment Income	(.393)	(.338)	(.392)	(.280)	(.116)
Distributions from Realized Capital Gains	—	—	—	(.429)	(.095)
Total Distributions	(.393)	(.338)	(.392)	(.709)	(.211)
Net Asset Value, End of Period	$24.55	$20.70	$18.99	$21.53	$28.67

Total Return	20.68%	10.88%	-9.67%	-22.95%	8.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$5	$4	$4	$14
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.91%	2.15%	1.72%	1.55%[3]
Portfolio Turnover Rate	52%	52%	62%	70%	66%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
	Six Months				Oct. 3,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$41.36	$37.94	$43.07	$57.39	$50.00
Investment Operations
Net Investment Income	.418	.778	.725[2]	.873	.904[2]
Net Realized and Unrealized Gain (Loss)
on Investments	8.080	3.343	(5.006)	(13.714)	6.910
Total from Investment Operations	8.498	4.121	(4.281)	(12.841)	7.814
Distributions
Dividends from Net Investment Income	(.808)	(.701)	(.849)	(.621)	(.234)
Distributions from Realized Capital Gains	—	—	—	(.858)	(.190)
Total Distributions	(.808)	(.701)	(.849)	(1.479)	(.424)
Net Asset Value, End of Period	$49.05	$41.36	$37.94	$43.07	$57.39

Total Return	20.73%	10.96%	-9.60%	-22.91%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$339	$304	$275	$248	$285
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.12%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.98%	2.23%	1.80%	1.65%[3]
Portfolio Turnover Rate	52%	52%	62%	70%	66%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Broad Market Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	342,582	—	—
Temporary Cash Investments	1,828	250	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	344,405	250	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2011	5	1,651	13
S&P 500 Index	June 2011	8	528	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $92,356,000 to offset future net capital gains of $53,713,000 through September 30, 2017, and $38,643,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $267,025,000. Net unrealized appreciation of investment securities for tax purposes was $77,635,000, consisting of unrealized gains of $82,031,000 on securities that had risen in value since their purchase and $4,396,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $82,157,000 of investment securities and sold $104,020,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	374	17	563	29
Issued in Lieu of Cash Distributions	94	4	67	3
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	468	21	630	32
Institutional Plus Shares
Issued	—	—	16,974	437
Issued in Lieu of Cash Distributions	1,703	38	1,775	45
Redeemed	(20,000)	(475)	(15,000)	(379)
Net Increase (Decrease)—Institutional Plus Shares	(18,297)	(437)	3,749	103

H. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,189.70	$1.31
Institutional Plus Shares	1,000.00	1,189.88	0.93
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,206.76	$1.32
Institutional Plus Shares	1,000.00	1,207.30	0.94
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.73	$1.21
Institutional Plus Shares	1,000.00	1,024.08	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.73	$1.21
Institutional Plus Shares	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Structured Large-Cap Equity and Structured Broad Market Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management since its inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out each fund’s investment strategy in disciplined fashion, and that each fund has performed competitively versus its benchmark and relevant peer group over the last one-year period and has modestly underperformed both over the longer term. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08702 052011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

VANGUARD QUANTITATIVE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.